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                                  EXHIBIT 99.3
                                FORM OF WARRANT

THE SECURITIES REPRESENTED HEREBY AND ANY SHARES ISSUED UPON THE EXERCISE OF THIS WARRANT HAVE BEEN AND WILL BE ISSUED PURSUANT TO REGULATION S ("REGULATION S") PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND HAVE NOT BEEN REGISTERED UNDER THE ACT. SUCH SECURITIES MAY NOT BE TRANSFERRED, OFFERED OR SOLD PRIOR TO THE END OF THE RESTRICTED PERIOD CONTAINED HEREIN.
THIS WARRANT MAY NOT BE EXERCISED INTO SHARES BY OR ON BEHALF OF ANY "U.S. PERSON" (AS DEFINED IN REGULATION S) FOLLOWING THE EXPIRATION OF THE RESTRICTED PERIOD. THIS WARRANT AND ANY SHARES ISSUED UPON THE EXERCISE OF THIS WARRANT MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

THIS WARRANT MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THIS WARRANT THAT THE TRANSFEREE IS AN AFFILIATE OF THE HOLDER WITHIN THE MEANING OF RULE 144 UNDER THE ACT AND IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF REGULATION D UNDER THE ACT.


                              WARRANT TO PURCHASE
                           SHARES OF COMMON STOCK OF
                     CITADEL COMPUTER SYSTEMS INCORPORATED
                                     W-(6)


          This certifies that (1) (the "Holder"), for value received, is entitled to purchase from Citadel Computer Systems Incorporated, a Delaware corporation (the "Company"), having a place of business at 3811 Turtle Creek Blvd., Suite 330, Dallas Texas 75219, a maximum of (5) fully paid and nonassessable shares of the Company's Common Stock, $0.01 par value ("Common Stock") for cash at the Stock Purchase Price (as defined below) at any time or from time to time up to and including 5:00 p.m. (Texas time) on _______ __, 1999 (the "Expiration Date"), upon surrender to the Company at its principal office (or at such other location as the Company may advise the Holder in writing) of this Warrant properly endorsed with the Subscription Form attached hereto duly filled in and signed and upon payment in cash or by check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The "Stock Purchase Price" shall equal $2.00 per share. The Stock Purchase Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant.

This Warrant is subject to the following terms and conditions.

1. EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES. This Warrant is exercisable at the option of the Holder of record hereof, at any time or from time to time after the Restricted Period (as defined below), up to the Expiration Date for all or any part of the shares of Common Stock (but not for a fraction of a share) which may be purchased hereunder pursuant to the vesting schedule contained in the next sentence, provided, however, that in no event shall the Holder be entitled to exercise any portion of the Warrant in excess of that portion of the Warrant upon exercise of which the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates (other than shares of Common Stock which may be

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deemed beneficially owned through the ownership of the unexercised portion of the Warrant and the unconverted portion of the Company's Convertible Notes issued to the Holder) and (2) the number of shares of Common Stock issuable upon the exercise of the portion of the Warrant with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Holder and its affiliates of more than 4.9% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulations 13 D-G thereunder, except as otherwise provided in clause (1) of such proviso. The Warrant shall vest as follows: (a) 33-1/3% shall vest in respect of that portion of the Note still held by the Holder after the expiration of 90 days following the Closing Date; (b) 33-1/3% shall vest in respect of that portion of the Note still held by the Holder after the expiration of 135 days following the Closing Date; and (c) 33-1/3% shall vest in respect of that portion of the Note still held by the Holder after the expiration of 180 days following the Closing Date. The Company agrees that the shares of Common Stock purchased under this Warrant shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered, properly endorsed, the completed, executed Subscription Form (attached as Exhibit A) delivered and payment made for such shares. Certificates for the shares of Common Stock so purchased, together with any other securities or property to which the Holder hereof is entitled upon such exercise, shall be delivered to the Holder hereof by the Company within a reasonable time after the rights represented by this Warrant have been so exercised and will contain a legend indicating that the shares have not been registered under the Act. In case of a purchase of less than all the shares which may be purchased under this Warrant, the Company shall cancel this Warrant and execute and deliver a new Warrant or Warrants of like tenor for the balance of the shares purchasable under the Warrant surrendered upon such purchase to the Holder hereof within a reasonable time. Each stock certificate so delivered shall be in such denominations of Common Stock as may be required by the Holder hereof and shall be registered in the name of such Holder.

     2. SHARES TO BE FULLY PAID; RESERVATION OF SHARES. The Company covenants and agrees that all shares of Common Stock which may be issued upon the valid exercise of the rights represented by this Warrant will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens and charges with respect to the issue thereof. The Company further covenants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved, for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this Warrant, a sufficient number of shares of authorized but unissued Common Stock, or other securities and property, when and as required to provide for the exercise of the rights represented by this Warrant.

     3.   ADJUSTMENT OF STOCK PURCHASE PRICE AND NUMBER OF SHARES.  The
Stock Purchase Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3. Upon each adjustment of the Stock Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Stock Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Stock Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Stock Purchase Price resulting from such adjustment.

          3.1 SUBDIVISION OR COMBINATION OF STOCK. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Stock Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased.

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

          3.2  DIVIDENDS IN COMMON STOCK, OTHER STOCK, PROPERTY,
RECLASSIFICATION. If at any time or from time to time the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to receive, without payment therefor,

               (A) Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution,

               (B) any cash paid or payable otherwise than as a cash dividend, or

               (C) Common Stock or additional stock or other securities or property (including cash) by way of spinoff, split-up, reclassification, combination of shares or similar corporate rearrangement, (other than (i) shares of Common Stock issued as a stock split, adjustments in respect of which shall be covered by the terms of Section 3.1 above or (ii) an event for which adjustment is otherwise made pursuant to Section 3.3 below), then and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including in the cases referred to in clauses (B) and (C) above) which such Holder would hold on the date of such exercise had he been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.

          3.3 REORGANIZATION, RECLASSIFICATION, CONSOLIDATION, MERGER OR SALE. If any capital reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby the holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby. In any reorganization described above, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Stock Purchase Price and of the number of shares purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or the corporation purchasing such assets shall assume by written instrument, executed and mailed or delivered to the registered Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

          3.4 NOTICE OF ADJUSTMENT. Upon any adjustment of the Stock Purchase Price or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company, and, in case of a Holder with an address or record outside of the United States, by facsimile, and confirmed in writing by first class air mail. The notice shall be signed by the Company's chief financial officer and shall state the Stock Purchase Price resulting from such

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adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          3.5  OTHER NOTICES.  If at any time:

               (1) the Company shall declare any cash dividend upon its Common Stock;

               (2) the Company shall declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock;

               (3) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

               (4) there shall be any capital reorganization or reclassification of the capital stock of the company; or consolidation or merger of the Company; or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation; or

               (5) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, addressed to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, (a) at least thirty (30) days' prior written notice (by the method set forth in Section 3.4 above) of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, at least thirty (30) days' prior written notice of the date when the same shall take place; provided, however, that the Holder shall make a best efforts attempt to respond to such notice as early as possible after the receipt thereof. Any notice given in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto. Any notice given in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock shall been entitled to exchange their Common Stock for securities or to other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, winding-up or conversion, as the case may be.

     4. ISSUE TAX. The issuance of certificates for shares of Common Stock upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the then Holder of the Warrant being exercised.

     5. CLOSING OF BOOKS. The Company will at no time close its transfer books against the transfer of any warrant or of any shares of Common Stock issued or issuable upon the exercise of any warrant in any manner which interferes with the timely exercise of this Warrant.

     6. NO VOTING OR DIVIDEND RIGHTS; LIMITATIONS OF LIABILITY. Nothing contained in this Warrant shall be construed as conferring upon the holder hereof the right to vote or to consent or to receive notice as a stockholder of the Company or any other matters or any rights whatsoever as a stockholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until and only to the extent that this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Stock Purchase Price or as a stockholder of the Company, whether such liability is asserted by the Company or by its creditors

     7. TRANSFER. After giving effect to the vesting provisions of Paragraph 1, and subject to compliance with applicable federal and state securities laws, this Warrant and all rights hereunder are transferable only to affiliates of the Holder (as such term is defined in Rule 144 of the Act) who are not U.S. Persons (as defined in Regulation S) and who are "accredited investors" within the meaning of Regulation D under the Act, in whole or in part, upon surrender of this Warrant properly endorsed. Neither this Warrant nor any rights hereunder are transferrable other than to affiliates of the Holder who are not U.S. Persons (as defined in Regulation S) and who "accredited investors" within the meaning of Regulation D under the Act. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed in blank, shall be deemed negotiable, and that the holder hereof, when this Warrant shall have been so endorsed, may be treated by the Company, at the Company's option, and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Company any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes. The Company may condition registrations of transfers on the receipt of a certificate from transferee in a form acceptable to the Company that contains representations and warranties similar to those of the Holder contained in Section 9.

     8. RIGHTS AND OBLIGATIONS SURVIVE EXERCISE OF WARRANT. The rights, obligations, representations and warranties of the Company, of the holder of this Warrant and of the holder of shares of Common Stock issued upon exercise of this Warrant referred to in Section 7 shall survive the exercise of this Warrant.

     9. REPRESENTATIONS AND WARRANTIES OF THE HOLDER. The Holder understands and represents and warrants to, and agrees with Company that:

          (a) The Holder understands that no federal or state agencies have passed on, or made any recommendation or endorsement with respect to this Warrant or any of the shares of Common Stock issuable upon the exercise of this Warrant.

          (b) The Holder acknowledges, in making the decision to acquire this Warrant and exercise this Warrant, that the Holder has relied solely upon independent investigations made by the Holder and not upon any representations made by the Company or with respect to the Company or with respect to the shares of Common Stock.

          (c) The Holder understands that this Warrant and the shares of Common Stock issuable upon the exercise of this Warrant are being offered and sold to it in reliance on specific exemptions from or non-application of the registration requirements of federal and state securities laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings of the Holder set forth herein in order to determine the applicability of such exemptions and the suitability of the Holder.

          (d) The Holder is not a U.S. Person (as defined in Regulation S) under the Act and is not and will not be an affiliate (as defined in the U.S. Securities Exchange Act of 1934, as amended) of the Company. The Holder certifies under penalty of perjury that it is neither a citizen nor a resident of the United States and that its address set forth in the Escrow Agreement, dated ________ __, 1997, among the Holder, the Company and the Escrow Agent named therein, is correct.

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          (e)  No public offer or solicitation of this Warrant or the shares of
Common Stock issuable upon the exercise of this Warrant was made to the Holder. No offer of this Warrant or the shares of Common Stock issuable upon the exercise of this Warrant was made to the Holder while Holder was present in the United States. At the time Holder acquires this Warrant, the Holder is located outside the United States.

          (f) The Holder is aware that this Warrant and the Common Stock issuable upon the exercise of this Warrant have not been and will not be registered under the Act (except as may be required under Section 10 below) and will only be offered or sold pursuant to registration under the Act or an available exemption therefrom and the Holder has not, and will not, engage in any public offering or distribution of the Warrant or the shares of Common Stock issuable upon its exercise.

          (g) The Holder (i) will not, during the period of time commencing from the date of this Warrant and ending forty (40) days from the date of this Warrant (the "Restricted Period"), offer or sell or agree to sell any of the shares of Common Stock issuable upon the exercise of this Warrant in the United States, to a U.S. Person or for the benefit of a U.S. Person or other than in accordance with Rule 903 or 904, as applicable, of Regulation S, and (ii) will, after the expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the shares of Common Stock issuable upon the exercise of this Warrant only pursuant to registration under the Act or an available exemption therefrom and, in any case, in accordance with applicable federal and state securities laws.

          (h) The Holder has been advised of and is familiar with, has complied, and will comply, with the offering restrictions, and all other requirements, of Regulation S.

          (i) The transactions contemplated by this Warrant (i) have not been prearranged by the Holder with a purchaser located in the United States or a U.S. Person and (ii) are not part of a plan or scheme by the Holder to evade the registration provisions of the Act.

          (j) The Holder is an "accredited investor" as defined in the Act and will be acquiring this Warrant for its account for the purpose of investment and not (i) with a view to, or for sale in connection with, any distribution thereof or (ii) for the account or on behalf of any U.S. Person.

          (k) The Holder will acquire the shares of Common Stock issued upon the exercise of this Warrant for the purpose of investment and not (i) with a view to, or for sale in connection with, any distribution thereof or (ii) for the account of or on behalf of any U.S. Person.

          (l) Neither the Holder nor any of its affiliates has entered, has any intention of entering, or will, while any portion of this Warrant remains unexercised, enter into with any person, any put option, short position or other similar instruments or position with respect to the shares of Common Stock issuable upon the exercise of this Warrant or participate in any other attempt designed to lower the trading prices of the Common Stock.

          (m) The Holder shall indemnify the Company against any loss, cost or damages (including reasonable attorney's fees and expenses) incurred as a result of such parties' breach of any representation, warranty, covenant or agreement in this Warrant.

     10.  REGISTRATION RIGHTS.

          10.1 "PIGGY BACK" REGISTRATION.

               (a) Each time the Company shall determine to file a registration statement under the Act (other than on Form S-4, S-8 or a registration statement on Form S-1 covering an employee benefit plan) in connection with the proposed offer and sale for money of any of its securities either for its own account or on behalf of any other security holder, the

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Company agrees to give prompt written notice of its determination to the Holder.
Upon the written request of the Holder given within thirty (30) days after the receipt of such written notice from the Company, the Company agrees to cause all Registrable Securities as to which the Holder has requested registration, to be included in such registration statement and registered under the Act, all to the extent requisite to permit the sale or other disposition by the Holder of the Registrable Securities to be so registered. "Registrable Securities" shall mean the shares of Common Stock issued to the Holder or its permitted transferee upon exercise of the Warrant or upon any stock split, stock dividend, recapitalization or similar event with respect to such shares; provided, however, that Registrable Securities shall cease to be Registrable Securities when they may be sold pursuant to Rule 144 under the Act or other exemption from registration provided, further, that the vesting limitations shall still apply to the Registrable Securities underlying the Warrant. Registrable Securities shall not include the Warrant.

               (b) If the registration of which the Company gives written notice pursuant to 10.1(a) is for a public offering involving an underwriting, the Company agrees to so advise the Holder as a part of its written notice. In such event the right of the Holder to registration pursuant to this Section 10 shall be conditioned upon the Holder's participation in such underwriting and the inclusion of the Holder's Registrable Securities in the underwriting to the extent provided herein. The Holder agrees to enter into (together with the Company and any other holders distributing their securities through such underwriting) an underwriting agreement with the underwriter or underwriters selected for such underwriting by the Company, provided that such underwriting agreement is in customary form and is reasonably acceptable to the Holder.

               (c) Notwithstanding any other provision of this Section 10, if the managing underwriter of an underwritten distribution advises the Company and the Holder in writing that in its good faith judgment the number of shares of Registrable Securities and the other securities requested to be registered exceeds the number of shares of Registrable Securities and other securities which can be sold in such offering, then (i) the number of shares of Registrable Securities and other securities so requested to be included in the offering shall be reduced to that number of shares which in the good faith judgment of the managing underwriter can be sold in such offering (except for shares to be included pursuant to registration rights granted by the Company, (y) which are by their terms senior to the rights of the Holder, in an offering initiated upon the exercise of such rights, and (z) except for shares to be issued by the Company in an offering initiated by the Company, each of which shall have priority over the Registrable Securities), and (ii) such reduced number of shares shall be allocated among the Holder and the holders of other securities in proportion, as nearly as practicable, to the respective number of shares of Registrable Securities and other securities held by the Holder and other holders at the time of filing the registration statement. All Registrable Securities and other securities which are excluded from the underwriting by reason of the underwriter's marketing limitation and all other Registrable Securities not originally requested to be so included shall not be included in such registration and shall be withheld from the market by the Holder for a period, not to exceed one hundred eighty days (180), which the managing underwriter reasonably determines is necessary to effect the underwritten public offering.

          10.2 EXPENSES OF REGISTRATION. All expenses incurred by the Company in connection with the Holder's exercise of its registration rights under this warrant, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company) shall be borne by the Company. All underwriting discounts and selling commissions applicable to the sale of Registrable Securities and all fees and disbursements of counsel for the Holder shall be borne by the Holder.

          10.3 REGISTRATION ON FORM S-3. Although the Company shall use its commercially reasonable efforts to qualify for registration on Form S-3 or any comparable or successor form or

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forms, or in the event that the Company is ineligible to use such form, such form as the Company is eligible to use under the Act, nothing in this Warrant is intended to require the Company to pay dividends in order to use Form S-3.

          10.4 INDEMNIFICATION.

               (a)  Company Indemnity. The Company will indemnify the Holder,
                    -----------------
each of its officers, directors and partners, and each person controlling Holder, within the meaning of Section 15 of the Act and the rules and regulations thereunder with respect to which registration, qualification or compliance has been effected pursuant to this Warrant against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Act or any state securities law or in either case, any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse the Holder, each of its officers, directors and partners, and each person controlling the Holder, for any legal and any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by the Holder or the underwriter and stated to be specifically for use therein. The indemnity agreement contained in this
Section 10.4(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent will not be unreasonably withheld).

               (b)  Holder Indemnity. The Holder will, if Registrable Securities
                    ----------------
held by it are included in the securities as to which such registration, qualification or compliance is being effected, indemnify the Company, each of its directors, officers, partners, of the Company's securities covered by such a registration statement, each person who controls the Company within the meaning of Section 15 of the Act and the rules and regulations thereunder, each other Holder (if any), and each of their officers, directors and partners, and each person controlling such other Holder against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, and will reimburse the Company and such other Holders and their directors, officers and partners, or control persons for any legal or any other expenses reasonably incurred in connection with investigating and defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by the Holder and stated to be specifically for use therein, and provided that the maximum amount for which the Holder shall be liable under this indemnity shall not exceed the net proceeds received by the Holder from the sale of the Registrable Securities. The indemnity agreement contained in this Section 10.4(b) shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities if such settlement is effected without the consent of Holder (which consent shall not be unreasonably withheld).

               (c)  Procedure. Each party entitled to indemnification under this
                    ---------
Section 10.4 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim in any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 10.4 except to the extent that the Indemnifying Party is materially and adversely affected by such failure to provide notice. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

          10.5 CONTRIBUTION.  If the indemnification provided for in Section
10.4 herein is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein (other than by reason of the exceptions provided therein), then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between the Company and the Holder in such proportion as is appropriate to reflect the relative benefits received by the Company and the Holder as the case may be, on the other from the offering of the Registrable Securities, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and of the Holder as the case may be, on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and the Holder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of the Holder in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations.

          The relative benefits received by the Company on the one hand and the Holder, as the case may be, on the other shall be deemed to be in the same proportion as the proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company from the initial sale of the Registrable Securities by the Company to the Holder pursuant to this Warrant bear to the gain realized by the Holder. The relative fault of the Company on the one hand and of the Holder, as the case may be, on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holder.

          In no event shall the obligation of any Indemnifying Party to contribute under this Section 10.5 exceed the amount that such Indemnifying Party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 10.4(a) or 10.4(b) hereof had been available under the circumstances.

          The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this Section 10.5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraphs. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraphs shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this section, no Holder shall be required to contribute any amount in excess of the amount by which in the case of the

Holder, the net proceeds received by the Holder from the sale of Registrable Securities exceeds, in any such case, the amount of any damages that the Holder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          10.6 SURVIVAL. The indemnity and contribution agreements contained in Sections 10.4 and 10.5 shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Indemnified Party or by or on behalf of the Company and the consummation of the sale or successive resales of the Registrable Securities.

          10.7 INFORMATION BY HOLDER. The Holder shall furnish to the Company such information regarding the Holder and the distribution proposed by the Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Warrant.

          11. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

          12. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be delivered or shall be sent by certified mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant or such other address as either may from time to time provide to the other and shall be sent to each such holder located outside of the United States by facsimile confirmed in writing by first class air mail.

          13. BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets. All of the obligations of the Company relating to the Common Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant. All of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the Holder hereof.

          14. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of Delaware.

          15. LOST WARRANTS. The Company represents and warrants to the Holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant, the Company, at its expense, will make and deliver a new Warrant, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant.

          16. FRACTIONAL SHARES. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share, pay the holder entitled to such fraction a sum in cash equal to such fraction multiplied by the then effective Stock Purchase Price.

          IN WITNESS WHEREOF, the undersigned have caused this Warrant to be duly executed by their respective officers, thereunto duly authorized as of the ____ day of ________, 1997.

                              CITADEL COMPUTER SYSTEMS INCORPORATED
                              a Delaware corporation


                              By:
                                 -----------------------------------------------
                              Title:
                                    --------------------------------------------

                              "Holder"

                              FIELD 1



                              By:
                                 -----------------------------------------------
                              Title:
                                    --------------------------------------------

EXHIBIT A

SUBSCRIPTION FORM


                                                            Date:_______________

_____________________
_____________________
_____________________

Gentlemen:

          The undersigned hereby elects to exercise the warrant issued to it by Citadel Computer Systems Incorporated (the "Company") and dated ____________ __, 1997, Warrant No. W-_____ (the "Warrant") and to purchase thereunder _____________________ shares of the Common Stock of the Company (the "Shares") at a purchase price of _________________________________________________ Dollars
($____________) per Share or an aggregate purchase price of __________________________________________________ Dollars ($_____________) (the
"Purchase Price").

          The undersigned represents and warrants that (i) all the requirements of Regulation S promulgated under the Securities Act of 1933, as amended (the "Act") applicable to the undersigned have been complied with by the undersigned,
(ii) the undersigned is not a "U.S. Person" as defined in Regulation S and this Warrant is not being exercised on behalf of any "U.S. Person," (iii) the undersigned has not engaged in any transaction or series of transactions that is a part of or a plan or scheme to evade the registration requirements of the Act,
(iv) on the date of exercise the undersigned was located outside of the United States, (iv) the undersigned has complied with the terms and conditions of the Warrant and (v) the representations and warranties of the Holder set forth in
Section 9 of the Warrant are true and correct in all aspects as of the date set forth above. Further, the undersigned represents and warrants that after giving effect to the exercise hereby requested, the undersigned will not beneficially own, together with its affiliates, more than 4.9% of the Company's issued and outstanding common stock.

          The undersigned represents that the Shares to be issued to the undersigned are not being issued in a transaction involving a public offering and are being issued pursuant to an exemption from registration under the Act.

          The undersigned is acquiring the Shares for its own account, to hold for an investment, and the undersigned will not make any sale, transfer or disposition of the Shares in violation of the Act or the rules and regulations promulgated by the Securities and Exchange Commission. The undersigned has been advised that Shares have not been registered for initial issuance under the Act or state securities laws.

          The undersigned has been informed that under the Act, the Shares may not be transferred unless the Shares are subsequently registered under the Act or unless an exemption from registration is available for Shares or any proposed transfer or disposition by the undersigned of the Shares. The undersigned further agrees that the Company may refuse to permit the undersigned to sell, transfer or dispose of the Shares unless there is in effect of registration statement under the Act or unless the undersigned furnishes an opinion of counsel satisfactory to counsel for the Company, to the effect that such registration is not required.

          The undersigned understands that the Shares may not be delivered within the United States upon the exercise of the Warrant.

          Pursuant to the terms of the Warrant the undersigned has delivered the Purchase Price herewith in full in cash or by certified check or wire transfer.

                                                Very truly yours,

                                                ________________________________



                                                By:_____________________________

                                                Title:__________________________